UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2010

China Real Estate Acquisition Corp.
 (Exact name of registrant as specified in its charter)

Delaware	000-53842	42-1769314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No.1 Industrial Garden of Second Economic Cooperative Entity Ren He Town, Baiyun District Guangzhou, Guangdong, China 510470
(Address of principal executive offices) (Zip Code)

+86 (0) 20-8603-7011
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

–––––––––––––––– Copies to: Gary S. Eaton, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Principal Officer

On June 15, 2010, Mr. Yu Chen resigned as the President, Chief Executive Officer, Chief Financial Officer and Secretary of China Real Estate Acquisition Corp. (the “Company”).  Mr. Chen’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

Mr. Chen remains as a member of the Company’s Board of Directors.

Appointment of Maolin Shi as President and Chief Executive Officer

On June 15, 2010, the Board of Directors of the Company appointed Mr. Maolin Shi as the Company’s President and Chief Executive Officer.

Family Relationships

Mr. Shi does not have a family relationship with any of the officers or directors of the Registrant.

Related Transactions

There are no related transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

There is no employment agreement between Mr. Shi and the Registrant.

Appointment of Ms. Cuihua Liu as Chief Financial Officer

On June 15, 2010, the Board of Directors of the Company appointed Ms. Cuihua Liu as the Company’s Chief Financial Officer.

Ms. Liu has served as Chief Financial Officer of Guangzhou Linda Electronics Co., Ltd from 2002 to the present.  In this capacity, Ms. Liu assists with the overall financial management of the company’s business; establishes accounting practices and procedure filings, establishes internal control mechanisms and to ensure compliance with corporate policies and procedures; is responsible for the human resources management of financial sector, such as the distribution of subordinates, performance appraisal and personnel recruitment.

Family Relationships

Ms. Liu does not have a family relationship with any of the officers or directors of the Registrant.

Related Transactions

There are no related transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

There is no employment agreement between Ms. Liu and the Registrant.

Appointment of Ms. Fanghua Deng as Secretary

On June 15, 2010, the Board of Directors of the Company appointed Ms. Fanghua Deng as the Company’s Secretary.

Ms. Deng has served as Secretary and General Manager of Guangzhou Linda Electronics Co., Ltd from 2006 to the present. Ms Deng was the Secretary and General Manager of  Weizhi Electroplating from 2004 to 2005.

Ms. Deng’s duties included, overseeing the overall monitoring of production with various department heads, interacting with various governmental authorities on behalf of Guangzhou Linda Electronics Co., Ltd and arranging corporate meetings and interacting with foreign guests.
Family Relationships

Ms. Deng does not have a family relationship with any of the officers or directors of the Registrant.

Related Transactions

There are no related transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

There is no employment agreement between Ms. Deng and the Registrant.

Item 9.01Financial Statement and Exhibits

(a)  Financial Statements of Business Acquired.

None

(b)  Pro Forma Financial Information.

None.

(c)  Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

China Real Estate Acquisition Corp.

Date: June 16, 2010	By:	/s/Maolin Shi
Maolin Shi President, Chief Executive Officer and Director